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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 6, 2000
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 9. REGULATION FD DISCLOSURE.

         On December 6, 2000, as previously announced, Hewlett-Packard Company ("HP") held a simultaneous analyst presentation and audio webcast to discuss fiscal year 2000 results and fiscal year 2001 outlook and other business information. Slides prepared for use by HP executives at this presentation were posted to HP's website and certain of these slides are also furnished herewith as Exhibit 99.1 and incorporated by reference in this Item
9. The furnishing of these slides is not intended to constitute a representation such that furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of December 6, 2000, and HP does not assume any obligation to update such information in the future.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEWLETT-PACKARD COMPANY


Date: December 6, 2000                By:   /s/ Ann O. Baskins
                                           -----------------------------------
                                      Name:  Ann O. Baskins
                                      Title: Vice President, General Counsel
                                             and Secretary


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 6, 2000


  Exhibit                              Description
-----------   ----------------------------------------------------------------
   99.1       Slides prepared for use by HP executives for securities
              analysts meeting held on December 6, 2000, discussing fiscal year 2000 results and fiscal year 2001 outlook and other
              business information.